COLONIAL HIGH YIELD SECURITIES FUND
                         COLONIAL INCOME FUND
                    COLONIAL STRATEGIC INCOME FUND
                 COLONIAL GOVERNMENT MONEY MARKET FUND
                     COLONIAL U.S. GOVERNMENT FUND
             COLONIAL ADJUSTABLE RATE U.S. GOVERNMENT FUND
                      COLONIAL GROWTH SHARES FUND
                           THE COLONIAL FUND
                   COLONIAL FEDERAL SECURITIES FUND
                      COLONIAL GLOBAL EQUITY FUND
                COLONIAL GLOBAL NATURAL RESOURCES FUND
                   COLONIAL STRATEGIC BALANCED FUND
                COLONIAL INTERNATIONAL FUND FOR GROWTH
                    COLONIAL GLOBAL UTILITIES FUND
                        COLONIAL UTILITIES FUND
                     COLONIAL U.S. FUND FOR GROWTH
                       COLONIAL SMALL STOCK FUND
                      COLONIAL NEWPORT TIGER FUND

During the period January 1, 1996, through April 15, 1996 (Sales Period), unless extended by Colonial Investment Services, Inc. (Distributor), the Distributor will pay additional commissions to A.G. Edwards & Sons, Inc. (A.G. Edwards), for sales of shares in individual retirement accounts. The Distributor will pay 100% of the applicable sales charge on Class A shares of the Fund sold by A.G. Edwards during the Sales Period. In addition, the Distributor will pay A.G. Edwards an additional commission equal to 0.50% of the net asset value of the Class B shares of the Fund, if applicable, and 0.15% of the net asset value of the Class D shares of the Fund, if applicable, sold by A.G. Edwards during the Sales Period.

D-36/500B-1295                                       December 20, 1995